UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): MAY 15, 2006
                                                           ------------


                                  VOXWARE, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  0-021403                     36-3934824
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)              Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey                  08648
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (609) 514-4100
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 15, 2006, Voxware, Inc., a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the fiscal quarter ended March 31, 2006. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  EXHIBITS.

      EXHIBIT NO.       DESCRIPTION
      -----------       -----------

           99.1 Press Release of Voxware, Inc. dated May 15, 2006 reporting its financial results.

        * The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         VOXWARE, INC.



Dated: May 15, 2006                      By:  /S/ PAUL COMMONS
                                            ------------------------------------
                                               Name: Paul Commons
                                               Title:   Vice President and Chief
                                                        Financial Officer